Exhibit 99.1

Columbia Banking System and Umpqua Holdings

Corporation Complete Merger

Two Leading Community Banks Based in the Northwest Combine

to Create One of the Largest Banks Headquartered in the West

TACOMA, WASHINGTON | PORTLAND, OREGON, March 1, 2023 – Columbia Banking System, Inc. (“Columbia”) (Nasdaq: COLB), the parent company of Columbia Bank, and Umpqua Holdings Corporation (“Umpqua”), the parent company of Umpqua Bank, announced today the closing of their previously announced merger, combining the two premier banks in the Northwest to create one of the largest banks headquartered in the West.

The new institution now ranks as a top-30 U.S. bank and offers a combination of robust commercial, small business and consumer capabilities, expertise, local decision-making and a personalized approach to customer service. In addition to providing expanded capabilities and enhanced products and services for consumers and businesses of all sizes, the bank retains Columbia’s and Umpqua’s long-standing community focus. The combined bank previously announced an $8.1 billion commitment over five years towards enhancing affordable homeownership access, small business formation and growth, and philanthropic and community development initiatives in communities across its eight-state footprint.

“Bringing together the Northwest’s leading banks is a historic achievement and holds enormous potential to benefit our associates, customers, and communities, as well as to drive our company’s long-term growth. I’m especially proud of our associates whose hard work, perseverance, and truly collaborative spirit made this combination of like-minded banks possible,” said Clint Stein, CEO of Columbia and Umpqua Bank. “As we look to the future and the full integration of our new company, we remain laser focused on leveraging our scale advantages to provide a premium banking experience for our customers.”

“Today marks the beginning of an exciting new chapter for our company,” said Cort O’Haver, Executive Chair of the Board of Columbia. “We have tremendous opportunity to deliver enhanced shareholder returns by building upon our combined bank’s commitment to the success and prosperity of all our stakeholders.”

The combined organization has more than $50 billion in assets with approximately $37 billion in loans and $45 billion in deposits throughout an eight-state footprint that spans some of the most dynamic commercial markets and vibrant local economies in the western U.S. All branches of the combined company will operate under the Umpqua Bank banner once the integration is completed. Umpqua Bank’s corporate headquarters remain in Lake Oswego, Oregon and the holding company, Columbia Banking System, Inc., remains headquartered in Tacoma, Washington. In addition to Umpqua Bank, the company consists of other major subsidiaries and divisions including Columbia Trust Company, Columbia Wealth Advisors and Columbia Private Bank, which operate under the banner of Columbia Wealth Management, as well as Financial Pacific Leasing, Inc. The combined company will trade under Columbia’s ticker symbol (COLB) on the Nasdaq Stock Market.

Customers Should Continue to Bank as They Normally Do

Umpqua Bank will initially operate under both the Umpqua Bank and Columbia Bank brands, and customers will continue to conduct business through their respective Umpqua and Columbia branches, websites, and mobile apps. The company expects to combine its systems and services in the first quarter of 2023. Umpqua Bank customers can find additional information at www.umpquabank.com/columbia, and Columbia Bank customers can find additional information at www.columbiabank.com/umpqua.

Board of Directors

The combined company’s Board of Directors consists of 14 members, with seven directors from Columbia and seven directors from Umpqua:

◾	Cort L. O’Haver, Executive Chair
◾	Craig D. Eerkes, Lead Independent Director

◾	Mark A. Finkelstein
◾	Eric S. Forrest
◾	Peggy Y. Fowler
◾	Randal L. Lund
◾	Luis F. Machuca
◾	S. Mae Fujita Numata
◾	Maria M. Pope
◾	John F. Schultz
◾	Elizabeth W. Seaton
◾	Clint E. Stein
◾	Hilliard C. Terry, III
◾	Anddria Varnado

Closing Details

At the effective time of the merger on February 28, 2023, each share of Umpqua common stock was converted into the right to receive 0.5958 of a share of Columbia common stock, with Umpqua shareholders receiving cash in lieu of fractional shares. Former Umpqua shareholders collectively represent approximately 62% of the combined company. Shares of Umpqua ceased trading prior to the opening of the Nasdaq Stock Market on March 1, 2023.

About Columbia

Columbia (NASDAQ: COLB) is headquartered in Tacoma, Washington and is the parent company of Umpqua Bank, an award-winning western U.S. regional bank based in Lake Oswego, Oregon. In March of 2023, Columbia and Umpqua combined two of the Pacific Northwest’s premier financial institutions under the Umpqua Bank brand to create one of the largest banks headquartered in the West and a top-30 U.S. bank. With over $50 billion of assets, Umpqua Bank combines the resources, sophistication and expertise of a national bank with a commitment to deliver personalized service at scale. The bank operates in Arizona, California, Colorado, Idaho, Nevada, Oregon, Utah, and Washington State and supports consumers and businesses through a full suite of services, including retail and commercial banking; Small Business Administration lending; institutional and corporate banking; and equipment leasing. Umpqua Bank customers also have access to comprehensive investment and wealth management expertise through Columbia Wealth Advisors and Columbia Trust Company, a subsidiary of Columbia. Learn more at www.columbiabankingsystem.com.

Forward-Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transaction, the plans, objectives, expectations and intentions of Columbia and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy, financial market conditions and Columbia’s business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Columbia’s business strategies, including market acceptance of any new products or services and Columbia’s ability to successfully implement efficiency and operational excellence initiatives following the merger; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the outcome of any legal proceedings that have been or may be instituted against Umpqua or Columbia; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Columbia does business; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the dilution caused by

Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Columbia. Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2022, which is on file with the Securities and Exchange Commission (the “SEC”) and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financials,” and in other documents Umpqua filed with the SEC, and in Columbia’s Registration Statement on Form S-4 and its Annual Report on Form 10-K for the year ended December 31, 2022, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “About – Investor Relations” and in other documents Columbia files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Columbia does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Media Contact:

Kurt Heath | (503) 219-6124 | kurtheath@umpquabank.com

Investor Contact:

Jacquelynne “Jacque” Bohlen | (503) 727-4117 | jacquebohlen@umpquabank.com

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